Sale of Equipment Installment Receivables	12 Months Ended
Dec. 31, 2015
Changes In Other Assets [Abstract]
Finance Receivables Disclosure[Text Block]

NOTE 15. SALES OF EQUIPMENT INSTALLMENT RECEIVABLES

We offer our customers the option to purchase certain wireless devices in installments over a period of up to 30 months, with the right to trade in the original equipment for a new device within a set period and have the remaining unpaid balance satisfied. As of December 31, 2015 and December 31, 2014, gross equipment installment receivables of $5,719 and $4,265 were included on our consolidated balance sheets, of which $3,239 and $2,514 are notes receivable that are included in “Accounts receivable - net.”

In 2014, we entered into the first of a series of uncommitted agreements pertaining to the sale of equipment installment receivables and related security with Citibank and various other relationship banks as purchasers (collectively, the Purchasers). Under these agreements, we transferred the receivables to the Purchasers for cash and additional consideration upon settlement of the receivables, referred to as the deferred purchase price. Under the terms of the arrangements, we continue to bill and collect on behalf of our customers for the receivables sold. To date, we have collected and remitted approximately $4,520 (net of fees), of which $580 was returned as deferred purchase price.

The following table sets forth a summary of equipment installment receivables sold during 2015 and 2014:

	2015	2014
Gross receivables sold	$7,436	$4,707
Net receivables sold[1]	6,704	4,126
Cash proceeds received	4,439	2,528
Deferred purchase price recorded	2,266	1,629
[1]	Receivables net of allowance, imputed interest and trade-in right guarantees.

The deferred purchase price was initially recorded at estimated fair value, which was based on remaining installment payments expected to be collected, adjusted by the expected timing and value of device trade-ins, and is subsequently carried at the lower of cost or net realizable value. The estimated value of the device trade-ins considers prices offered to us by independent third parties that contemplate changes in value after the launch of a device model. The fair value measurements used are considered Level 3 under the Fair Value Measurement and Disclosure framework (see Note 10).

During 2015, we repurchased installment receivables previously sold to the Purchasers, with a fair value of $685. These transactions reduced our current deferred purchase price receivable by $534, resulting in a gain of $151 in 2015. This gain is included in “Selling, general and administrative” in the consolidated statements of income.

At December 31, 2015, our deferred purchase price receivable was $2,961, of which $1,772 is included in “Other current assets” on our consolidated balance sheets, with the remainder in “Other Assets.” At December 31, 2014, our deferred purchase price receivable was $1,606, which is included in “Other Assets.” Our maximum exposure to loss as a result of selling these equipment installment receivables is limited to the amount of our deferred purchase price at any point in time.

The sales of equipment installment receivables did not have a material impact on our consolidated statements of income or to “Total Assets” reported on our consolidated balance sheets. We reflect the cash flows related to the arrangement as operating activities in our consolidated statements of cash flows because the cash received from the Purchasers upon both the sale of the receivables and the collection of the deferred purchase price is not subject to significant interest rate risk.